NATIONWIDE VARIABLE INSURANCE TRUST

American Century NVIT Multi Cap Value Fund	NVIT Multi-Manager International Value Fund
BlackRock NVIT Equity Dividend Fund (formerly, Invesco NVIT Comstock Value Fund)	NVIT Multi-Manager Large Cap Growth Fund
Federated NVIT High Income Bond Fund	NVIT Multi-Manager Large Cap Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund	NVIT Multi-Manager Mid Cap Growth Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Mid Cap Value Fund
NVIT Bond Index Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Core Bond Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Core Plus Bond Fund	NVIT Multi-Manager Small Company Fund
NVIT Emerging Markets Fund	NVIT Multi Sector Bond Fund
NVIT Government Bond Fund	NVIT Nationwide Fund
NVIT Government Money Market Fund (formerly, NVIT Money Market Fund)	NVIT Real Estate Fund
NVIT International Equity Fund	NVIT S&P 500 Index Fund
NVIT International Index Fund	NVIT Short Term Bond Fund
NVIT Large Cap Growth Fund	NVIT Small Cap Index Fund
NVIT Mid Cap Index Fund	Templeton NVIT International Value Fund
NVIT Multi-Manager International Growth Fund

Supplement dated September 15, 2017
to the Statement of Additional Information ("SAI") dated May 1, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Real Estate Fund

1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on September 13, 2017, the Board approved the termination of Brookfield Investment Management, Inc. ("Brookfield") as the subadviser to the NVIT Real Estate Fund (the "Fund") and approved the appointment of Wellington Management Company LLP ("Wellington Management") as the new subadviser to the Fund.  This change is anticipated to be implemented on or about September 29, 2017 (the "Effective Date").

2.	As of the Effective Date:

a.	The following replaces the information regarding the Fund under the heading "Investment Advisory and Other Services – Subadvisers" on page 82 of the SAI:

Fund	Subadviser
NVIT Real Estate Fund	Wellington Management Company LLP

b.	All references to, and information regarding, Brookfield, are hereby deleted in their entirety.
c.	The subsection "Investments in Each Fund" under the heading "Appendix C – Portfolio Managers" is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of July 31, 2017)
Wellington Management Company LLP
Bradford D. Stoesser	NVIT Real Estate Fund	None

d. The information related to Wellington under the subsection "Description of Compensation Structure" under the heading "Appendix C – Portfolio Managers" is deleted in its entirety and replaced with the following:

Wellington Management receives a fee based on the assets under management of the NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, and NVIT Real Estate Fund (the "Funds") as set forth in the Subadvisory Agreement between Wellington Management, Nationwide Variable Insurance Trust and Nationwide Fund Advisors on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Funds. The following information is as of August 31, 2017.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Portfolio Managers") includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional's experience and performance in his role as an Investment Professional. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.  Each Portfolio Manager's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on his overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner of Wellington Management is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally and Palmer are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
NVIT Multi-Manager Large Cap Value Fund	Russell 1000 Value Index

NVIT Multi-Manager Small Cap Growth Fund	Russell 2000 Growth Index
NVIT Real Estate Fund	Dow Jones US Select Real Estate Securities Index

e.	The subsection "Other Managed Accounts" under the heading "Appendix C -- Portfolio Managers" is amended to include the following:

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of July 31, 2017)
Wellington Management Company LLP
Bradford D. Stoesser	Mutual Funds: 6 accounts, $241 million total assets (0 accounts, $ 0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 21 accounts, $309 million total assets (2 accounts, $125 million total assets for which the advisory fee is based on performance)
Other Accounts: 61 accounts, $1.03 billion total assets (10 accounts, $156 million total assets for which the advisory fee is based on performance)

3.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager-of-Managers Exemptive Order, with more detailed information about Wellington Management.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE